SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by registrant [X]
Filed by a party other than the registrant [   ]
Check the appropriate box:
[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   Forest Laboratories, Inc.
(Name of Registrant as Specified in its Charter)

                   Forest Laboratories, Inc.
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
_____________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:
_____________________________________________________________________________

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)
_____________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
_____________________________________________________________________________

5)   Total fee paid:
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[   ] Fee paid previously with preliminary materials:
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[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:
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2)   Form, schedule or registration statement No.:
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3)   Filing party:
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4)   Date filed:
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FOREST LABORATORIES, INC.

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

           The Annual Meeting of the Stockholders of Forest Laboratories, Inc. (the "Company") will be held on August 11, 2003 at 10:00 a.m., at JP Morgan Chase & Co. Corporate Headquarters, 270 Park Avenue, New York, New York for the following purposes:

1.       To elect a Board of seven Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.       To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to authorize additional shares of the Company's Common Stock (Proposal 2);

3.       To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending March 31, 2004 (Proposal 3); and

4.       To transact such other business as may properly be brought before the Meeting.

           Stockholders of record at the close of business on June 20, 2003 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report for the fiscal year ended March 31, 2003 is being mailed to stockholders simultaneously herewith.

           You are invited to attend the Meeting. Whether or not you plan to be present, kindly fill in and sign the enclosed proxy exactly as your name appears on your stock certificates, and mail it promptly in the enclosed return envelope in order that your vote can be recorded. This may save the Company the expense of further proxy solicitation.

                                                                                   By Order of the Board of Directors

                                                                                   WILLIAM J. CANDEE, III,
                                                                                   Secretary

June 27, 2003
New York, New York

FOREST LABORATORIES, INC.
909 THIRD AVENUE
NEW YORK, NEW YORK 10022
PROXY STATEMENT

           Your proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting (the "Meeting") of Stockholders to be held on Monday, August 11, 2003, or any adjournment or adjournments thereof, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement and form of proxy are being mailed to stockholders on or about June 27, 2003.

           Any stockholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of revocation to the Secretary of the Company; mere attendance at the Meeting, without such notice, will not revoke the proxy. Properly executed proxies will be voted in the manner directed by a stockholder and, if no direction is made, will be voted for the election of each of the seven nominees for election as directors and in favor of the other proposals described herein.

           The Board of Directors does not intend to present at the Annual Meeting any matters other than those set forth in this Proxy Statement, nor does the Board of Directors know of any other matters which may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote it in accordance with their judgment.

           As of June 20, 2003, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 364,702,870 shares of the Company's common stock, par value $.10 per share (the "Common Stock") which is the only outstanding class of voting securities of the Company. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon.

           The Company's by-laws provide that stockholders holding a majority of the outstanding shares of Common Stock shall constitute a quorum at meetings of the stockholders. Shares represented in person or by proxy as to any matter will be counted toward the fulfillment of a quorum. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors. The affirmative vote of a majority of all the issued and outstanding shares of Common Stock is required for the adoption of Proposal 2. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy is necessary for the approval of Proposal 3.

           Votes at the Annual Meeting will be tabulated by two independent inspectors of election appointed by the Company or the Company's transfer agent. As the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and "broker non-votes" will have no effect on the outcome of such election. As the affirmative vote of a majority of all the issued and outstanding shares of Common Stock is required for the adoption of Proposal 2, an abstention and a "broker non-vote" will have the same effect as a negative vote. As the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy is necessary for the approval of Proposal 3, an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

           Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Company believes that, in accordance with New York Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners with respect to the election of directors and Proposal 3. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

           Only stockholders of record at the close of business on June 20, 2003 will be entitled to vote at the Meeting or any adjournment or adjournments thereof.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO INSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

PRINCIPAL STOCKHOLDERS

           The following table sets forth as of June 20, 2003 the name, address and holdings as to each person (including any "group" as defined in Section 13(d) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than five percent of the Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
FMR Corp. 82 Devonshire Street Boston, MA 02109	20,537,778 (1)	5.63%
Citigroup Inc. 399 Park Avenue New York, NY 10043	21,121,226 (2)	5.79%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	24,261,100 (3)	6.65%
Capital Group International 11100 Santa Monica Blvd. Los Angeles, CA 90025	24,164,420 (4)	6.63%

(1)     Based upon information set forth in an Information Statement on Schedule 13G filed by FMR Corp. with the SEC.

(2)     Based upon information set forth in an Information Statement on Schedule 13G filed by Citigroup Inc. with the SEC.

(3)     Based upon information set forth in an Information Statement on Schedule 13G filed by Capital Research and Management Company with the SEC.

(4)     Based upon information set forth in an Information Statement on Schedule 13G filed by Capital Group International with the SEC.

PROPOSAL 1

ELECTION OF DIRECTORS

           The by-laws of the Company provide that there shall be three to eleven directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the by-laws of the Company, is seven.

           Unless otherwise specified, each proxy received will be voted for the election as directors of the seven nominees named below (each of whom were elected at the 2002 Annual Meeting of Stockholders) to serve until the 2004 Annual Meeting of Stockholders and until his successor shall be duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Company's by-laws.

           The following persons have been nominated as directors:

Name and Principal Occupation or Position	Age	Has Been a Director Since
Howard Solomon Chairman of the Board and Chief Executive Officer. Mr. Solomon has served as Chief Executive Officer of the Company since 1977.	75	1964
William J. Candee, III Of Counsel, Rivkin Radler, LLP, Attorneys at Law, where Mr. Candee had been a partner since May 1989.	76	1959
George S. Cohan President, The George Cohan Company, consultants, since June 1989.	79	1977
Dan L. Goldwasser Partner, Vedder, Price, Kaufman & Kammholz, Attorneys at Law, since May 1992.	63	1977
Kenneth E. Goodman President and Chief Operating Officer of the Company since December 1998. For eighteen years prior thereto, Mr. Goodman served as Vice President - Finance and Chief Financial Officer of the Company and in addition served as Executive Vice President - Operations since February 1998.	55	1998
Lester B. Salans, M.D. Clinical Professor and member of the Clinical Attending Staff Internal Medicine, Mount Sinai Medical School and member of the Adjunct faculty, Rockefeller University. Dr. Salans was formerly Vice President - Academic and Scientific Affairs and Vice President - Preclinical Research at Sandoz Pharmaceutical Corporation.	67	1998
Phillip M. Satow Independent Consultant. Prior to his resignation in December 1998, Mr. Satow served as Executive Vice President of the Company from February 1998. Prior thereto, Mr. Satow served as Executive Vice President - Marketing from 1985. Mr. Satow also serves as a director of Crucell N.V., a biotechnology company.	62	1998

           Certain information regarding the beneficial ownership of Common Stock by each such director and nominee is set forth below at "Security Ownership of Management."

           Executive Officers of the Company

Name	Age	Position with the Company
Howard Solomon	75	Chairman of the Board and Chief Executive Officer
Kenneth E. Goodman	55	President and Chief Operating Officer
Lawrence S. Olanoff, M.D., Ph.D.	51	Executive Vice President-Scientific Affairs
Elaine Hochberg	46	Senior Vice President-Marketing
John E. Eggers	41	Vice President-Finance and Chief Financial Officer

           See the table of nominees for election as directors for biographical data with respect to Messrs. Solomon and Goodman.

           Dr. Lawrence S. Olanoff was elected Executive Vice President-Scientific Affairs of the Company in December 1998. From October 1995 through February 1998, Dr. Olanoff served as Vice President-Scientific Affairs and served as Senior Vice President-Scientific Affairs from and after February 1998. From 1993 until he joined the Company in 1995, Dr. Olanoff was Senior Vice President-Clinical Research and Development at Sandoz Pharmaceutical Corporation. For nine years prior thereto, Dr. Olanoff was employed by The Upjohn Company, where his last position was Corporate Vice President-Clinical Development and Medical Affairs.

           On December 17, 1999, Elaine Hochberg was elected Senior Vice President-Marketing. From February 1998 through December 1999, Ms. Hochberg served as Vice President-Marketing of the Company. From June 1997 through February 1998, Ms. Hochberg served as Vice President-Marketing of Forest Pharmaceuticals, Inc., a wholly-owned subsidiary of Forest. Prior to joining Forest in 1997, Ms. Hochberg was Assistant Vice President-Marketing at Wyeth-Lederle Laboratories.

           John E. Eggers was elected Vice President-Finance and Chief Financial Officer of the Company effective December 1998. From February 1998 until December 1998, Mr. Eggers served as Vice President-Treasurer. For five years prior thereto, Mr. Eggers was the Director of Finance at the Company.

           Security Ownership of Management

           The following table sets forth the beneficial ownership of shares of Common Stock of the Company as of June 20, 2003 of (i) the Chief Executive Officer and each of the Company's other executive officers at March 31, 2003, (ii) each director and nominee to serve as a director and (iii) all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Howard Solomon	15,414,283 (1)	4.23%
William J. Candee, III	63,183 (2)	*
George S. Cohan	118,000 (3)	*
Dan L. Goldwasser	149,880 (4)	*
Kenneth E. Goodman	4,294,560 (5)	1.18%
Lester B. Salans, M.D.	116,000 (6)	*
Phillip M. Satow	161,072 (7)	*
Dr. Lawrence S. Olanoff	510,478 (8)	*
Elaine Hochberg	252,676 (9)	*
John E. Eggers	142,232 (10)	*
All directors and executive officers as a group	21,222,364 (11)	5.82%

*  less than 1%

(1)       Includes 8,000,000 shares subject to options exercisable within 60 days of the date hereof.

(2)       Includes 58,500 shares subject to options exercisable within 60 days of the date hereof.

(3)       Includes 80,000 shares subject to options exercisable within 60 days of the date hereof.

(4)       Includes 112,000 shares subject to options exercisable within 60 days of the date hereof.
            Does not include 21,680 shares owned by Mr. Goldwasser's wife as to which shares
            Mr. Goldwasser disclaims beneficial ownership.

(5)       Includes 3,500,000 shares subject to options exercisable within 60 days of the date hereof.

(6)       Includes 116,000 shares subject to options exercisable within 60 days of the date hereof.
            Does not include 3,200 shares owned by Dr. Salans' wife as to which shares Dr. Salans disclaims beneficial ownership.

(7)       Includes 24,000 shares subject to options exercisable within 60 days of the date hereof.
            Also includes 24,030 shares held in trusts, of which Mr. Satow is a trustee, for the benefit of Mr. Satow's children.

(8)       Includes 388,000 shares subject to options exercisable within 60 days of the date hereof.

(9)       Includes 178,500 shares subject to options exercisable within 60 days of the date hereof.

(10)     Includes 118,224 shares subject to options exercisable within 60 days of the date hereof.

(11)     Includes 12,575,224 shares subject to options exercisable within 60 days of the date hereof.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Federal securities laws require that the individuals and groups listed in the preceding table must report to the SEC and the Company, within certain periods, how many shares of the Company's equity securities they own and if they conducted certain transactions in such securities. Based on the Company's records and other information, the Company believes that all required Section 16(a) reports were timely filed in 2003.

EXECUTIVE COMPENSATION

           The following table sets forth, for the fiscal years ended March 31, 2003, 2002 and 2001, compensation paid by the Company to the Chief Executive Officer and to each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer during fiscal year 2003 who were serving at the end of such fiscal year, including salary, bonuses, stock options and certain other compensation:

SUMMARY COMPENSATION TABLE
Annual Compensation(1)				Long-Term Compensation Awards(2)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	All Other Compensation ($)(3)
Howard Solomon, Chairman and Chief Executive Officer	2003 2002 2001	930,000 880,000 823,765	500,000 425,000 400,000	400,000 600,000 2,000,000	24,976 24,134 22,167
Kenneth E. Goodman, President and Chief Operating Officer	2003 2002 2001	628,000 588,000 549,887	325,000 275,000 250,000	200,000 400,000 1,000,000	22,656 20,102 18,747
Dr. Lawrence S. Olanoff, Executive Vice President- Scientific Affairs	2003 2002 2001	570,000 530,000 493,750	295,000 240,000 200,000	150,000 200,000 200,000	19,776 18,308 18,334
Elaine Hochberg, Senior Vice President- Marketing	2003 2002 2001	413,750 382,500 356,250	215,000 175,000 150,000	100,000 150,000 140,000	20,563 19,085 17,847
John E. Eggers, Vice President-Finance and Chief Financial Officer	2003 2002 2001	293,000 278,750 232,501	60,000 75,000 70,000	30,000 30,000 100,000	20,001 18,760 17,995

(1)       The Company has a non-qualified Deferred Compensation Plan pursuant to which full time salaried employees having a base salary of at least $150,000, including the executive officers listed above, may defer up to 50% of base salary and up to 100% of annual bonus. Deferred amounts may be invested among several investment programs at the participant's option. Deferred amounts are not subject to Federal or state income tax until a participant withdraws amounts from the plan. The Company does not match any of these funds.

(2)       The Company has no long-term incentive compensation plan other than its several
            Employee Stock Option Plans described herein. The Company does not award stock appreciation rights, restricted stock awards or long-term incentive plan pay-outs.

(3)       Consists of group term life insurance and compensation credited to such executive officers pursuant to the Forest Laboratories, Inc. Savings and Profit Sharing Plan (the
            "Plan"), which covers employees of the Company and certain of its subsidiaries. Under the Plan, all regular employees of the Company and certain subsidiaries who are employed for at least six months prior to the Plan year-end become participants of the
            Plan. Contributions, which are made at the discretion of the Company's Board of
            Directors, may not exceed 25 percent of the individual Plan participant's gross salary (up to a maximum salary of $200,000), including allocated forfeitures for the Plan year. Plan participants vest over a period of 1 to 5 years of credited service. The Company did not pay or provide other forms of annual compensation (such as perquisites) to any of the named executive officers having a value exceeding the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officers.

Options Granted in Fiscal 2003

           The following information is furnished for the fiscal year ended March 31, 2003 with respect to the Company's Chief Executive Officer and the other executive officers of the Company named in the Compensation Table above, for stock options granted during such fiscal year. Stock options were granted without tandem stock appreciation rights.

Name	Options Granted (#)	% of Total Options Granted to Employees during Fiscal Year	Exercise Price Per Share ($/s)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(1)
					5%	10%
Howard Solomon	400,000	8.86	48.34	12/13/12	12,160,307	30,816,604
Kenneth E. Goodman	200,000	4.43	48.34	12/13/12	6,080,153	15,408,302
Dr. Lawrence S. Olanoff	150,000	3.32	48.34	12/13/12	4,560,115	11,556,227
Elaine Hochberg	100,000	2.21	48.34	12/13/12	3,040,077	7,704,151
John E. Eggers	30,000.66		48.34	12/13/12	912,023	2,311,245

(1)       Represents the potential value of the options granted at assumed 5% and 10% rates of compounded annual stock price appreciation from the date of grant of such options. The increase in stockholders' equity to all stockholders of the Company measured over the same period at the same assumed rates of appreciation and based upon the market price for the Common Stock on the date such options were granted would be $11,035,566,892 and $27,966,293,203, respectively.

Aggregated Option Exercises in Fiscal
2003 and Fiscal Year End Option Values

           The following information is furnished for the fiscal year ended March 31, 2003 with respect to the Company's Chief Executive Officer and the other executive officers of the Company named in the Compensation Table above, for stock option exercises during such fiscal year.

Name	Shares Acquired On Exercise(#)	Value Realized($)	Number of Unexercised Options at 3/31/03 (#)		Value of Unexercised in the Money Options at 3/31/03 ($)
			Exercisable	Non- Exercisable	Exercisable	Non- Exercisable
Howard Solomon	800,000	34,633,776	7,600,000	400,000	281,558,400	2,366,000
Kenneth E. Goodman			3,700,000	200,000	131,134,500	1,183,000
Dr. Lawrence S. Olanoff	96,000	4,432,464	388,000	800,000	14,747,084	20,641,912
Elaine Hochberg	173,000	6,863,479	178,500	522,500	5,947,792	12,816,082
John E. Eggers			176,260	198,100	7,553,657	5,607,673

Benefits Agreements

           On December 1, 1989 the Board of Directors adopted a policy of granting certain medical insurance benefits to senior corporate executive officers and their spouses upon the completion of 10 years of service by such senior officers. The benefit would be provided to such executives and their spouses for their lifetimes following the termination of such executive's employment with the Company, and would be equivalent to the medical insurance benefits provided to such executives as of the date of their termination or as of December 1, 1989, if more favorable. The benefit need not be provided to the extent and for any time that the executive obtained comparable insurance from a subsequent employer. The Company has entered into formal written benefits agreements with each of Messrs. Solomon, Goodman and Satow (who retired in December 1998) granting the 10 year service benefit.

           Effective March 31, 1994, the Company entered into "split dollar" life insurance benefit agreements with each of Messrs. Solomon, Satow and Goodman. Each of these agreements provides that the Company will pay the premiums on a life insurance policy owned by and for the benefit of the executive. Upon the death of the executive (or other realization by the executive upon the principal amount of the policy), proceeds of the life insurance policy will be applied to repay the Company for all premiums paid on behalf of the executive. During fiscal 2003, in light of concern that the recently adopted Sarbanes-Oxley Act of 2002, which, among other things, prohibits personal loans by public companies to executive officers and directors, might be interpreted as prohibiting the payment of premiums by the Company under these "split dollar" arrangements, the Company and each of Messrs. Solomon, Satow and Goodman agreed that no further payments of premiums would be made by the Company under these agreements until and to the extent the Board of Directors determines that any such payments would not violate applicable law and would not disqualify an officer or director from serving in his or her position with the Company.

           The Company has entered into employment agreements with several key employees, including each of Messrs. Solomon, Goodman, Eggers, Dr. Olanoff and Ms. Hochberg. Each of these agreements becomes effective only upon the occurrence of a "change in control" and provides that the executive is entitled to salary, bonus and benefits for a three year period following a "change in control" of the Company if the executive's employment terminates during such period without cause or for good reason. Subject to certain exceptions, a "change in control" is (i) an acquisition of 20% or more of the Common Stock or voting securities of the Company by a person or group not acquiring their shares directly from the Company, (ii) a change in the majority of the current Board of Directors or their designated successors not consented to by such current Board of Directors or designated successors, and (iii) a liquidation or dissolution of the Company or merger, consolidation or sale of all or substantially all of the Company's assets which involves a greater than 50% change in the stockholders of the Company or the replacement of a majority of the current Board of Directors or their designated successors.

Stock Options

           The Company's 1994 Employee Stock Option Plan and the 1998 and 2000 Stock Option Plans (the "Plans") provide that options may be granted to employees, including executive officers, to purchase shares of Common Stock at a price per share fixed by the Board of Directors, provided that, in the case of Incentive Stock Options ("ISO's"), as defined by Section 422 of the Internal Revenue Code of 1986 (the "Code"), such price may not be less than fair market value on the date of the option grant. All employees of the Company and its subsidiaries are eligible to receive options under the Plans.

                       The Plans provide that the Board of Directors may determine the employees to whom options are to be granted and the number of shares subject to each option. The purchase price for shares must be paid in cash or by the tender of shares of Common Stock having a fair market value, as determined by the Board, equal to the option exercise price.

           The non-employee directors of the Company participate in the 1998 and, once there are insufficient shares available for grant under that Plan, the 2000 Stock Option Plan (the "1998 and 2000 Plans"). Under the 1998 and 2000 Plans, an initial grant of options covering 14,000 shares of Common Stock is automatically granted to persons who become non-employee directors of the Company. Twenty-five percent of the foregoing options become exercisable on the date of grant and on each anniversary of such date until all such options are exercisable.

           The 1998 and 2000 Plans further provide for the automatic annual grant to each of the Company's non-employee directors of options to purchase 2,000 shares of Common Stock on the date of their annual election or re-election by the Company's stockholders. Each such option grant is at an exercise price equal to the average price of the Common Stock on the New York Stock Exchange on the date of grant and become exercisable six months after the date of option grant. All options granted under the 1998 and 2000 Plans to non-employee directors have a term of 10 years from the date of grant (but in no event more than three months following the optionee's ceasing to serve as a member of the Company's Board of Directors).

Directors' Compensation

           In addition to automatic annual option grants under the 1998 and 2000 Plans, each non-employee director of the Company received $30,000 for his services as director during the fiscal year ended March 31, 2003, except for Mr. Candee who received $35,000 for his services as director and the Company's secretary and Chairman of the Audit Committee.

COMMITTEES; BOARD MEETINGS

           For the fiscal year ended March 31, 2003, the Audit Committee consisted of William J. Candee, III (the "Chairman"), Dan L. Goldwasser and Phillip M. Satow. Messrs. Candee, Goldwasser and Satow have been determined by the Board of Directors to be independent (as independence is defined under the New York Stock Exchange ("NYSE") listing standards).

           The Audit Committee's primary responsibilities are to: (i) oversee the Company's financial reporting principles and policies and internal control systems, including review of the Company's quarterly and annual financial statements; (ii) review and monitor the performance and independence of the Company's independent auditors and the performance of the internal auditing department; (iii) provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department and the Board; and (iv) select (subject to stockholder ratification), evaluate, and where appropriate, replace the Company's independent auditors. The audit committee held seven meetings during fiscal 2003.

           The Company has a Compensation and Stock Option Committee composed of Messrs. Candee, Cohan, Goldwasser and Dr. Salans, each of whom is a non-employee director of the Company. During the fiscal year ended March 31, 2003, the Compensation Committee met on one occasion to make recommendations concerning salary and bonus for the Company's executive officers for the 2003 year and to make recommendations as to the grant of stock options to such executive officers.

           The Company does not have a Nominating Committee.

           The Board of Directors of the Company held four meetings during the fiscal year ended March 31, 2003 and no incumbent director attended fewer than 75% of the aggregate of such meetings and the number of meetings of each Committee of which he is a member.

AUDIT COMMITTEE REPORT

           For the fiscal year ended March 31, 2003, the Audit Committee consisted of William J. Candee, III (the Chairman), Dan L. Goldwasser and Phillip M. Satow. Messrs. Candee, Goldwasser and Satow have been determined by the Board of Directors to be independent (as independence is defined under the NYSE listing standards). The Committee operates under a written charter adopted by the Board of Directors, a copy of which is annexed to this Proxy Statement as Exhibit A.

           The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

           In this context, the Committee has met and held discussions with management, the Company's internal auditor and BDO Seidman, LLP, the independent auditing firm for the Company. Management represented that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee reviewed and discussed the audited consolidated financial statements, as well as the unaudited consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for each of the first three quarters of the fiscal year, with management, the Company's internal auditor and BDO Seidman, LLP. The Committee discussed with BDO Seidman, LLP matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). BDO Seidman, LLP also provided the Committee with the written disclosures required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with BDO Seidman, LLP that firm's independence.

           In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, which recommendation has been adopted by the Board of Directors, that the audited financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

                                                                                   The Audit Committee
                                                                                   William J. Candee, III
                                                                                    Dan L. Goldwasser
                                                                                    Phillip M. Satow

REPORT ON EXECUTIVE COMPENSATION
BY THE BOARD OF DIRECTORS
AND THE COMPENSATION COMMITTEE

Compensation Policy

           The Company's Board of Directors (the "Board") is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and the award of stock options (in the case of options to be granted under the Company's Employee Stock Option Plans, such responsibility is limited to the recommendation of awards to the Company's Stock Option Committee). The Board is currently composed of seven members, five of whom are non-employee directors and two of whom, Messrs. Solomon and Goodman, are, respectively, the Chairman and Chief Executive Officer, and President and Chief Operating Officer, of the Company. In addition, four of the non-employee directors, Messrs. Goldwasser, Candee, Cohan and Dr. Salans, serve as a Compensation Committee and Stock Option Committee which recommends salary increases and bonuses to the Board and administers the granting of options under the Company's Stock Option Plans, including the award of options to the Company's executive officers.

           The policy of the Board is to provide compensation to the Chief Executive Officer and the Company's other executive officers reflecting the contribution of such executives to the Company's growth in sales and earnings, the implementation of strategic plans consistent with the long- term growth objectives of the Company and the enhancement of stockholder value as reflected in the growth of the Company's market capitalization. Contributions to specific Company objectives, including the development and acquisition of new product opportunities, the progress of clinical and other studies and development activities required to bring new ethical pharmaceutical products to market and the successful marketing of the Company's principal products are evaluated in setting compensation policy. Executive compensation decisions have traditionally been made on a calendar year basis.

           Long-term incentive compensation policy consists exclusively of the award of stock options under the Company's Stock Option Plans and individual option grants, which serve to identify the reward for executive performance with increases in value created for stockholders.

Company Performance and CEO Compensation

           Executive compensation for the fiscal year ended March 31, 2003 consisted of base salary, an annual bonus and the award of stock options by the Stock Option Committee as indicated at "Options Granted in Fiscal 2003." The Board met in December 2002 to review executive compensation for the calendar year commencing January 1, 2003. The Board reviewed data relating to the large increase in revenues for the 2003 fiscal year, due primarily to the growth in the combined sales of Celexa™ and Lexapro™, the Company's selective serotonin reuptake inhibitors for the treatment of depression, the resulting significant increase in net earnings over the prior fiscal year, the continued expansion of the Company's salesforces, including the addition of representatives and managers to handle the launch of Lexapro, a survey of compensation of biopharmaceutical executives prepared by an executive compensation consulting firm, the recent history of compensation granted by the Board to the Company's highest paid executive officers, the compensation policy of the Board and the rules of the SEC with respect to disclosure of the compensation and compensation policies applicable to executive officers of the Company.

           The Compensation Committee and the Board specifically noted the following achievements as being the key factors in determining executive compensation: the large increase in revenues and earnings for the fiscal year attained by the increase in sales of Celexa and Lexapro and the continued expansion and training of the Company's salesforces.

           The Compensation Committee and the Board considered several key factors in determining the executive compensation of the highest paid officers, including, the accomplishment of strategic objectives during the past year described above, and the survey and report prepared by an executive compensation consulting firm. Accordingly, the Board approved an increase in base compensation and granted bonus and stock options for the Company's senior executive officers, including the Chief Executive Officer.

           During fiscal 2003, the Stock Option Committee awarded stock options to Howard Solomon, Chairman and Chief Executive Officer, Kenneth E. Goodman, President and Chief Operating Officer, Dr. Lawrence S. Olanoff, Executive Vice President-Scientific Affairs, Elaine Hochberg, Senior Vice President-Marketing and John E. Eggers, Vice President-Finance and Chief Financial Officer as set forth in the table set forth at "Options Granted in Fiscal 2003" in the amount set forth therein. The Stock Option Committee resolved to continue the Company's long-standing policy of utilizing the award of stock options (which provide value to the executive over time as growth in the market price of the Company's shares reflects the successful achievement of the Company's business objectives) to identify the success of the Company's executives with the growth in equity value to the Company's stockholders. The size of the award made was determined based upon such officer's contribution to the achievement of the performance objectives described above and the Committee's view of an appropriate equity position to be maintained by the Company's executive officers in light of the Company's market capitalization. Each of these factors was equally considered.

                                                                                   The Board of Directors
                                                                                   Howard Solomon
                                                                                   George S. Cohan(1)
                                                                                   William J. Candee, III(1)
                                                                                   Dan L. Goldwasser(1)
                                                                                   Kenneth E. Goodman
                                                                                   Dr. Lester B. Salans(1)
                                                                                   Phillip M. Satow

(1)   Compensation Committee and Stock Option Committee Member.

Compensation Committee Interlocks
and Insider Participation

           Howard Solomon, the Company's Chairman and Chief Executive Officer, and Kenneth E. Goodman, the Company's President and Chief Operating Officer, are members of the Board and participated in deliberations concerning executive compensation. Each of such executive officers abstained from voting with respect to his own compensation.

PERFORMANCE GRAPH

           The graph below compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Standard & Poors Pharmaceuticals Index and the S&P 500 Index over the same period (assuming the investment of $100 in the Common Stock, the S&P Pharmaceuticals Index and the S&P 500 Index on March 31, 1998, and the reinvestment of all dividends).

Comparison of 5 Year Cumulative Total Return*
Among Forest Laboratories, Inc., The S & P 500 Index
And the S & P Pharmaceuticals Index

[GRAPH OMITTED]

							Begin Period End: End:	3/31/98 3/31/03 3/31/03
Date*	Transaction Type	Closing Price**	Beginning No. of Shares***	Dividend per Share	Dividend Paid	Shares Reinvested	Ending Shares	Cum. Tot. Return
31-Mar-98	Begin	9.375	10.67				10.667	100.00
31-Mar-99	Year End	14.094	10.67				10.667	150.33
31-Mar-00	Year End	21.125	10.67				10.667	225.33
31-Mar-01	Year End	29.620	10.67				10.667	315.95
31-Mar-02	Year End	40.850	10.67				10.667	435.73
31-Mar-03	End	53.970	10.67				10.667	575.68

*    Specific ending dates or ex-dividends dates.
**  All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
***Begin Shares based on $100 investment.
	Cumulative Total Return
	3/98	3/99	3/00	3/01	3/02	3/03
Forest Laboratories, Inc.	100.00	150.33	225.33	315.95	435.73	575.68
S & P 500	100.00	118.46	139.72	109.43	109.69	82.53
S & P Pharmaceuticals	100.00	132.19	110.16	128.25	128.58	103.73

PROPOSAL 2

AMENDMENT OF CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED COMMON STOCK

           The stockholders are asked to consider and approve a proposed amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 500,000,000 shares to 2,000,000,000 shares. A copy of the resolution to be presented for adoption by the stockholders is annexed hereto as Exhibit B.

           The Company's Certificate of Incorporation, as amended, authorizes the Company to issue up to 500,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of June 20, 2003 364,702,870 shares of Common Stock were issued and outstanding. Additionally, as of that date an aggregate of 39,392,236 shares of Common Stock were reserved for issuance upon the exercise of options or warrants granted or available for grant under the Company's various stock option plans or under stock options and warrants individually granted by the Board of Directors.

           The Board of Directors considers it desirable to have available for issuance sufficient authorized shares of Common Stock to enable the Company to act without delay if favorable opportunities arise to raise additional equity capital or to acquire companies or products by the issuance of shares of Common Stock and otherwise to be in a position to take various steps requiring the issuance of additional shares of Common Stock (including stock splits or stock dividends) that in the judgment of the Board of Directors are in the best interests of the Company. The Company has no current plans, arrangements or understandings regarding the issuance of any of the additional shares of Common Stock for which authorization is sought and there are no negotiations pending with respect to the issuance thereof for any purpose.

           If the proposal to increase the authorized number of shares of Common Stock is approved by the stockholders, the additional shares may be issued at such time and on such terms and conditions as the Board of Directors may determine without further approval by the stockholders, subject to applicable provisions of law and the rules of any securities exchange on which shares of the Common Stock are listed for trading.

           To accomplish the proposed increase in the Company's authorized capital stock, Article FOURTH of the Company's Certificate of Incorporation must be amended as set forth in Exhibit B to this Proxy Statement.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

           The firm of BDO Seidman, LLP has audited the financial statements of the Company for each of the three fiscal years ended March 31, 2003. In addition to retaining BDO Seidman, LLP to audit our consolidated financial statements for the fiscal year ended 2003, the Company and its affiliates retained BDO Seidman, LLP, as well as other accounting and consulting firms, to provide various consulting and other services in the fiscal year ended 2003, and expect to continue to do so in the future.

           The following table presents fees for professional audit services rendered by BDO Seidman, LLP for the audit of the Company's annual financial statements and review of financial statements included in the Company's quarterly reports on Form 10-Q ("Audit Fees") for fiscal 2002 and 2003, and fees billed for other services rendered by BDO Seidman, LLP.

	2002	2003
Audit Fees	$560,000	$620,000
Audit Related Fees(1)(2)	53,000	41,000
Tax Fees(2)(3)	194,000	285,000
All Other Fees(2)	0	0
	$807,000	$946,000
	=======	=======
(1)	Audit related fees consisted principally of the audit of the Company's benefit plan and consultations regarding acquisitions.
(2)	The Audit Committee has determined that the provision of all non-audit services performed for the Company by BDO Seidman, LLP is compatible with maintaining that firm's independence.
(3)	Tax fees consisted primarily of tax return preparation, state tax matters and tax advisory services.

           The Board of Directors desires to continue the services of BDO Seidman, LLP for the current fiscal year ending March 31, 2004. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of BDO Seidman, LLP to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

           THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF BDO SEIDMAN, LLP.

MISCELLANEOUS

Annual Report

           The Company's 2003 Annual Report is being mailed to stockholders contemporaneously with this Proxy Statement.

Form 10-K

           UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED MARCH 31, 2003. REQUESTS SHOULD BE MAILED TO CORPORATE SECRETARY, FOREST LABORATORIES, INC., 909 THIRD AVENUE, NEW YORK, NEW YORK 10022.

Cost of Solicitation

           The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and the Company will, upon request, reimburse them for their reasonable expenses in doing so. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company and a commercial proxy solicitation firm may be engaged to assist in the solicitation of proxies. Whether either measure will be necessary depends entirely upon how promptly proxies are received. No outside proxy solicitation firm has been selected or employed by the Company in respect of the Meeting as of the date of this Proxy Statement, and the Company is unable to estimate the costs to it of any such services.

Proposals of Stockholders; Stockholder Business

           Proposals of stockholders to be presented at the 2004 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than February 28, 2004. In order to comply with applicable provisions of the Company's By-Laws, stockholders intending to present proposals at the 2004 Annual Meeting must give notice thereof in writing to the Secretary of the Company not later than the close of business on June 9, 2004 nor earlier than the close of business on May 9, 2004. In addition, in accordance with applicable rules of the Securities and Exchange Commission, proxies submitted in connection with the 2004 Annual Meeting may confer discretionary authority on individuals designated by the Company to vote in respect of any matter to come before such meeting as to which the Company has not received notice by May 14, 2004.

           Stockholders are urged to send in their proxies without delay.

                                                                                   WILLIAM J. CANDEE, III,
                                                                                   Secretary

Dated: June 27, 2003

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF FOREST LABORATORIES, INC.
(Amended as of June 24, 2003)

I.          Audit Committee Purpose and Responsibility

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are, subject to the limitations as to scope set forth below in this Charter, to:
    Appoint, compensate, retain (or terminate) and oversee the work of the independent auditors;
    Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting;
    Monitor the independence and performance of the Company's independent auditors and internal auditing department;
    Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors;
    Receive and investigate notices of financial improprieties.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the Securities and Exchange Commission; (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Audit Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Audit Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Audit Committee, and that the ultimate accountability of the independent accountants is to the Audit Committee and the independent auditors must report directly to the Audit Committee. The Audit Committee shall make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

The Company shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee, (i) to compensate the independent auditors engaged for purposes of rendering an audit report or related work or performing other audit, review or attest services, (ii) to compensate any advisors engaged by the Audit Committee and (iii) for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II.         Audit Committee Composition and Meetings

Audit Committee members shall meet the independence and expertise requirements of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE). The Audit Committee shall be comprised of three or more directors as determined by the Board to have satisfied these requirements; provided that the Audit Committee may be comprised of less than three members to the extent permitted by the rules of the SEC and the NYSE. No member of the Audit Committee other than in his capacity as a member of the Board of Directors or a Committee shall (i) accept any consulting, advisory or other fee from the Company or (ii) be an affiliated person of the Company or any subsidiary of the Company. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.       Audit Committee Responsibilities and Duties

Review Procedures

1.         Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published as required by SEC regulations.

2.         Review the Company's annual audited financial statements prior to filing or distribution. Review shall include discussion with management and independent auditors of significant issues regarding accounting principles and estimates. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

3.         In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4.         Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles, estimates, operating procedures, and internal controls and any items required to be communicated by the independent auditors in accordance with generally accepted auditing standards. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5.         Appoint, compensate, retain (or terminate) and oversee the independent auditors. Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee shall continue its practice of recommending that the Board of Directors ask the stockholders, at their annual meeting, to approve the Audit Committee's selection of the independent auditors.

6.         Request that the independent auditors submit, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Company and engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impair the objectivity and independence of the independent auditors. Confirm that no audit partner who provides services to the Company earns or receives compensation from the independent auditors based on the audit partner procuring engagements with the Company for services or products other than audit, review or attest services.

7.         In addition to approving the engagement of the independent auditors to audit the Company's consolidated financial statements, approve all use of the Company's independent auditors for non-audit services, other than prohibited non-audit services as specified in Section 10A(g) of the Securities Exchange Act of 1934, as amended. Audit and non-audit services must be approved either (a) explicitly in advance or (b) pursuant to a pre-approval policy established by the Audit Committee that is detailed as to the services that may be pre-approved, do not permit delegation of approval authority to the Corporation's management, and require management to inform the Audit Committee of each service approved and performed under the policy. Notwithstanding the foregoing, non-audit services need not be approved in advance if (i) the aggregate amount of all such non-audit services are not more than 5% of all amounts paid to the independent auditors during the fiscal year, (ii) such services were not recognized to be non-audit services at the time of the engagement and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee, but all such decisions must be presented to the full Audit Committee at its next regularly scheduled meeting.

8.         Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. In this regard, the Audit Committee shall obtain and discuss with the independent auditors reports and analyses from the independent auditors concerning: (a) all critical accounting policies and practices to be used by the Company, (b) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) any other material written communications between the independent auditors and management. In addition, the Audit Committee shall discuss certain matters required to be communicated to audit committees in accordance with generally accepted auditing standards.

9.         Ensure that the lead audit partner assigned by the Company's independent auditors to the Company, as well as the reviewing or concurring audit partner and the other audit engagement team partners shall be rotated in accordance with the rules and regulations of the SEC.

Internal Audit Department and Legal Compliance

10.       Review, based upon periodic meetings with members of the internal audit department, the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

11.       Review, based upon periodic meetings with members of the internal audit department, the appointment, performance, and replacement of the senior internal audit executive.

12.       Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

13.       Evaluate any current or prospective employee who serves or would serve in a "financial oversight role" for compliance with the SEC rules for the Qualification of Accountants.

Other Audit Committee Responsibilities

14.       Annually prepare a report to stockholders as and to the extent required by rules of the SEC. The report should be included in the Company's annual proxy statements to the extent required by applicable rules of the SEC.

15.       Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

16.       Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

17.       Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

EXHIBIT B

         RESOLVED, that the first paragraph of Article FOURTH of the Company's Certificate of Incorporation be amended to read as follows:

         "FOURTH:  The total number of shares of stock which the Corporation is authorized to issue is 2,001,000,000, of which 2,000,000,000 shares of the par value of $.10 per share are to be Common Stock, and 1,000,000 shares of the par value $1.00 per share are to be Preferred Stock ("Series Preference Stock")."

FOREST LABORATORIES, INC.

Proxy - For the Annual Meeting of Stockholders - August 11, 2003

           The undersigned stockholder of FOREST LABORATORIES, INC., revoking any previous proxy for such stock, hereby appoints Howard Solomon and Kenneth E. Goodman, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of FOREST LABORATORIES, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 11, 2003 at 10:00 A.M. at JP Morgan Chase & Co. Corporate Headquarters, 270 Park Avenue, New York, New York, and any adjournments thereof on all matters coming before said meeting.

           In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which this proxy is given FOR proposals 1, 2 and 3, each of which are set forth on this card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The Board of Directors Recommends a Vote FOR proposals 1, 2 and 3.

(continued on reverse side)

Please mark         X    X
your choices            X
like this                X    X

1.   Election of seven Directors: Howard Solomon, William J. Candee, III, George S. Cohan,
      Dan L. Goldwasser, Lester B. Salans, Kenneth E. Goodman, Phillip M. Satow.

FOR ALL NOMINEES	WITHHOLD AUTHORITY
I I I I I I	I I I I I I

________________________________________________________________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided above.)

2.   Ratification of Amendment of the Company's Certificate of Incorporation to authorize additional shares of the Company's Common Stock.

FOR	AGAINST	ABSTAIN
I I I I I I	I I I I I I	I I I I I I

3.   Ratification of BDO Seidman, LLP as Independent Auditors.

FOR	AGAINST	ABSTAIN
I I I I I I	I I I I I I	I I I I I I

Please sign here exactly as your name(s) appear(s) on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.

Dated
(Signature)
(Signature)
PLEASE MARK BOXES IN BLUE OR BLACK INK
PLEASE SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED